Sub-Item 77Q1(e)

                           THIRD AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                           (SECURITIES LENDING WAIVER)

     This Third Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to July 1, 2007 and entered into as of the effective dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios and AIM.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

     1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor AIM may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. AIM will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and AIM are unable to reach an agreement on the amount of the Waiver to which the Fund and AIM desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and AIM agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        AIM TREASURER'S SERIES TRUST
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST


                                        By: /s/ Karen D. Kelley
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                    EFFECTIVE DATE     COMMITTED UNTIL*
---------                                  ------------------   ---------------
AIM Floating Rate Fund                       April 14, 2006
AIM Multi-Sector Fund                       November 25, 2003
AIM Select Real Estate Income Fund            March 9, 2007
AIM Structured Core Fund                     March 31, 2006
AIM Structured Growth Fund                   March 31, 2006
AIM Structured Value Fund                    March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                    EFFECTIVE DATE     COMMITTED UNTIL*
---------                                  ------------------   ---------------
AIM Capital Development Fund                  June 21, 2000
AIM Charter Fund                              June 21, 2000
AIM Constellation Fund                        June 21, 2000
AIM Diversified Dividend Fund               December 28, 2001
AIM Large Cap Basic Value Fund                June 21, 2000
AIM Large Cap Growth Fund                     June 21, 2000

                                 AIM FUNDS GROUP

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
---------                                  ------------------   ---------------
AIM Basic Balanced Fund                    September 28, 2001
AIM European Small Company Fund              August 30, 2000
AIM Global Value Fund                       December 27, 2000
AIM International Small Company Fund         August 30, 2000
AIM Mid Cap Basic Value Fund                December 27, 2001
AIM Select Equity Fund                        June 1, 2000
AIM Small Cap Equity Fund                    August 30, 2000

                                AIM GROWTH SERIES

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
---------                                  ------------------   ---------------
AIM Basic Value Fund                          June 5, 2000
AIM Global Equity Fund                      September 1, 2001
AIM Mid Cap Core Equity Fund                September 1, 2001
AIM Small Cap Growth Fund                  September 11, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM Asia Pacific Growth Fund                  June 21, 2000
AIM European Growth Fund                      June 21, 2000
AIM Global Aggressive Growth Fund             June 21, 2000
AIM Global Growth Fund                        June 21, 2000
AIM International Growth Fund                 June 21, 2000
AIM International Core Equity Fund          November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM China Fund                               March 31, 2006
AIM Developing Markets Fund                 September 1, 2001
AIM Global Health Care Fund                 September 1, 2001
AIM International Total Return Fund          March 31, 2006
AIM Japan Fund                               March 31, 2006
AIM LIBOR Alpha Fund                         March 31, 2006
AIM Trimark Endeavor Fund                   November 4, 2003
AIM Trimark Fund                            November 4, 2003
AIM Trimark Small Companies Fund            November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM Global Real Estate Fund                  April 29, 2005
AIM High Yield Fund                           June 1, 2000
AIM Income Fund                               June 1, 2000
AIM Intermediate Government Fund              June 1, 2000
AIM Limited Maturity Treasury Fund            June 1, 2000
AIM Money Market Fund                         June 1, 2000
AIM Municipal Bond Fund                       June 1, 2000
AIM Real Estate Fund                       September 11, 2000
AIM Short Term Bond Fund                     August 29, 2002
AIM Total Return Bond Fund                  December 28, 2001

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                AIM SECTOR FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM Energy Fund                             November 25, 2003
AIM Financial Services Fund                 November 25, 2003
AIM Gold & Precious Metals Fund             November 25, 2003
AIM Leisure Fund                            November 25, 2003
AIM Technology Fund                         November 25, 2003
AIM Utilities Fund                          November 25, 2003

                                 AIM STOCK FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM Dynamics Fund                           November 25, 2003
AIM S&P 500 Index Fund                      November 25, 2003

                                 AIM SUMMIT FUND

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM Summit Fund                               July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM High Income Municipal Fund                June 1, 2000
AIM Tax-Exempt Cash Fund                      June 1, 2000
AIM Tax-Free Intermediate Fund                June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
Premier Portfolio                           November 25, 2003
Premier Tax-Exempt Portfolio                November 25, 2003
Premier U.S. Government Money               November 25, 2003
Portfolio

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
AIM V.I. Basic Balanced Fund                   May 1, 2000
AIM V.I. Basic Value Fund                  September 10, 2001
AIM V.I. Capital Appreciation Fund             May 1, 2000
AIM V.I. Capital Development Fund              May 1, 2000
AIM V.I. Core Equity Fund                      May 1, 2000
AIM V.I. Diversified Income Fund               May 1, 2000
AIM V.I. Dynamics Fund                       April 30, 2004
AIM V.I. Financial Services Fund             April 30, 2004
AIM V.I. Global Health Care Fund             April 30, 2004
AIM V.I. Global Real Estate Fund             April 30, 2004
AIM V.I. Government Securities Fund            May 1, 2000
AIM V.I. High Yield Fund                       May 1, 2000
AIM V.I. International Growth Fund             May 1, 2000
AIM V.I. Large Cap Growth Fund              September 1, 2003
AIM V.I. Leisure Fund                        April 30, 2004
AIM V.I. Mid Cap Core Equity Fund          September 10, 2001
AIM V.I. Money Market Fund                     May 1, 2000
AIM V.I. Small Cap Equity Fund              September 1, 2003
AIM V.I. Technology Fund                     April 30, 2004
AIM V.I. Utilities Fund                      April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
Government & Agency Portfolio                 June 1, 2000
Government TaxAdvantage Portfolio             June 1, 2000
Liquid Assets Portfolio                       June 1, 2000
STIC Prime Portfolio                          June 1, 2000
Treasury Portfolio                            June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                       ------------------   ---------------
Tax-Free Cash Reserve Portfolio               June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.